CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	1,179
Total Outstanding Loan Balance	$329,430,841*	Min	Max
Average Loan Current Balance	$279,415	$50,800	$984,000
Weighted Average Original LTV	79.5%
Weighted Average Coupon	6.68%	4.88%	9.25%
Arm Weighted Average Coupon	6.68%
Fixed Weighted Average Coupon	7.06%
Weighted Average Margin	5.93%	2.25%	8.25%
Weighted Average FICO (Non-Zero)	652
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.7%
% Fixed	1.3%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$330,100,000] of the total [$900,000,100] in collateral will be made up of interest only loans.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.88 - 5.00	3	1,119,000	0.3	4.96	81.7	680
5.01 - 5.50	43	14,553,075	4.4	5.37	77.1	680
5.51 - 6.00	149	45,747,440	13.9	5.85	77.8	662
6.01 - 6.50	260	79,768,280	24.2	6.34	77.9	657
6.51 - 7.00	355	97,524,712	29.6	6.79	79.9	650
7.01 - 7.50	202	53,196,399	16.1	7.26	81.2	643
7.51 - 8.00	127	29,251,714	8.9	7.76	82.4	633
8.01 - 8.50	30	5,773,341	1.8	8.25	81.9	634
8.51 - 9.00	8	2,150,180	0.7	8.69	84.1	638
9.01 - 9.25	2	346,700	0.1	9.25	89.5	635
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
549 - 550	2	552,500	0.2	6.75	74.0	550
551 - 575	12	3,364,350	1.0	6.99	77.7	570
576 - 600	126	29,428,974	8.9	7.01	78.8	589
601 - 625	234	62,363,158	18.9	6.87	79.9	613
626 - 650	287	77,162,621	23.4	6.66	78.7	639
651 - 675	233	69,538,004	21.1	6.59	80.1	662
676 - 700	144	44,889,935	13.6	6.58	79.6	687
701 - 725	67	19,576,987	5.9	6.43	80.0	711
726 - 750	37	11,755,375	3.6	6.60	79.7	738
751 - 775	28	8,580,351	2.6	6.42	80.3	762
776 - 795	9	2,218,586	0.7	6.43	79.5	784
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
50,800 - 100,000	45	3,831,028	1.2	7.35	78.9	637
100,001 - 150,000	154	19,603,409	6.0	7.08	78.8	638
150,001 - 200,000	183	32,025,671	9.7	6.90	78.8	643
200,001 - 250,000	184	41,630,451	12.6	6.73	78.5	651
250,001 - 300,000	179	49,137,530	14.9	6.65	78.8	649
300,001 - 350,000	115	37,253,142	11.3	6.48	80.0	661
350,001 - 400,000	113	42,257,102	12.8	6.52	79.8	652
400,001 - 450,000	76	32,476,331	9.9	6.49	79.4	664
450,001 - 500,000	53	25,404,571	7.7	6.74	80.7	649
500,001 - 550,000	25	12,979,498	3.9	6.60	82.7	658
550,001 - 600,000	22	12,614,469	3.8	6.64	81.4	658
600,001 - 650,000	17	10,655,789	3.2	6.71	79.9	668
650,001 - 700,000	6	4,036,250	1.2	6.63	75.3	632
700,001 - 750,000	5	3,653,600	1.1	7.22	78.9	646
850,001 - 900,000	1	888,000	0.3	7.19	80.0	655
950,001 - 984,000	1	984,000	0.3	8.24	80.0	655
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
36.86 - 50.00	13	2,391,740	0.7	6.59	44.8	629
50.01 - 55.00	8	1,686,500	0.5	6.70	52.8	631
55.01 - 60.00	13	3,329,000	1.0	6.42	59.0	646
60.01 - 65.00	29	8,285,205	2.5	6.23	63.5	642
65.01 - 70.00	47	13,237,970	4.0	6.41	68.8	644
70.01 - 75.00	82	23,278,610	7.1	6.51	73.9	632
75.01 - 80.00	793	218,794,236	66.4	6.65	79.8	658
80.01 - 85.00	61	18,829,085	5.7	6.88	84.0	640
85.01 - 90.00	103	31,620,349	9.6	6.98	89.5	644
90.01 - 95.00	24	6,815,625	2.1	7.49	94.6	641
95.01 - 100.00	6	1,162,520	0.4	7.64	100.0	651
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	131	36,149,055	11.0	7.21	80.6	649
0.5	1	87,200	0.0	7.13	80.0	646
1.0	70	23,902,519	7.3	6.91	78.9	648
2.0	818	228,673,584	69.4	6.59	79.5	652
3.0	159	40,618,483	12.3	6.60	79.0	656
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	688	177,585,535	53.9	6.56	79.6	641
Reduced	151	46,391,562	14.1	6.91	80.7	666
No Income/ No Asset	1	183,400	0.1	8.25	70.0	677
Stated Income / Stated Assets	339	105,270,344	32.0	6.79	78.8	665
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,169	327,021,866	99.3	6.68	79.5	652
Second Home	2	307,600	0.1	6.91	70.1	675
Investor	8	2,101,375	0.6	7.20	80.9	663
Total:	1,179	329,430,841	100.0	6.68	79.5	652

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	539	189,159,212	57.4	6.53	78.8	657
Florida	107	23,745,945	7.2	6.99	79.9	659
Arizona	77	15,487,539	4.7	6.84	78.8	648
Nevada	50	13,256,244	4.0	6.86	80.5	637
Maryland	38	10,059,453	3.1	6.88	82.3	641
Washington	46	9,706,119	2.9	6.62	80.4	642
Colorado	45	8,646,121	2.6	6.86	80.5	636
Oregon	41	7,870,748	2.4	7.06	81.5	647
Virginia	29	7,791,715	2.4	6.83	80.7	635
New York	18	6,994,696	2.1	6.76	77.8	659
Illinois	20	4,439,450	1.3	7.14	81.2	619
Georgia	24	3,792,056	1.2	7.44	82.2	639
New Jersey	8	2,791,449	0.8	6.73	79.9	636
Hawaii	7	2,458,000	0.7	5.94	80.7	703
Texas	11	2,305,828	0.7	7.48	80.5	648
Other	119	20,926,265	6.4	6.91	81.2	637
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	674	182,609,962	55.4	6.77	80.5	663
Refinance - Rate Term	22	5,740,299	1.7	6.52	77.6	648
Refinance - Cashout	483	141,080,581	42.8	6.58	78.2	638
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,041	292,711,483	88.9	6.67	79.6	651
Arm 3/27	115	30,222,523	9.2	6.72	78.4	664
Arm 5/25	9	2,255,948	0.7	6.84	75.2	646
Fixed Rate	14	4,240,887	1.3	7.06	79.1	649
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	924	258,857,768	78.6	6.66	79.4	649
PUD	134	35,946,982	10.9	6.79	80.4	652
Condo	78	19,706,287	6.0	6.83	79.8	666
2 Family	33	11,016,704	3.3	6.51	78.6	689
3-4 Family	10	3,903,100	1.2	7.25	76.5	665
Total:	1,179	329,430,841	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	13	3,457,170	1.1	6.55	80.9	674
4.01 - 4.50	24	7,296,673	2.2	5.91	78.6	667
4.51 - 5.00	95	29,245,740	9.0	5.96	78.7	665
5.01 - 5.50	158	45,859,219	14.1	6.33	79.4	658
5.51 - 6.00	424	122,727,741	37.7	6.65	79.0	650
6.01 - 6.50	186	47,523,887	14.6	6.91	80.2	650
6.51 - 7.00	209	56,087,684	17.2	7.13	80.1	646
7.01 - 7.50	46	10,525,650	3.2	7.43	81.7	649
7.51 - 8.00	9	2,339,890	0.7	7.84	80.5	630
8.01 - 8.25	1	126,300	0.0	9.25	80.0	671
Total:	1,165	325,189,954	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	4	717,747	0.2	6.87	68.8	618
16 - 18	5	1,703,564	0.5	6.51	81.4	629
19 - 21	377	107,751,816	33.1	6.57	80.3	647
22 - 24	654	182,359,956	56.1	6.74	79.3	654
28 - 30	3	374,200	0.1	6.30	80.0	653
31 - 33	34	9,512,282	2.9	6.64	78.0	659
34 - 36	79	20,514,440	6.3	6.78	78.6	666
37 >=	9	2,255,948	0.7	6.84	75.2	646
Total:	1,165	325,189,954	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	69	21,868,913	6.7	5.81	79.5	669
11.51 - 12.00	112	35,207,592	10.8	6.05	80.0	668
12.01 - 12.50	194	58,740,401	18.1	6.37	78.2	663
12.51 - 13.00	290	75,240,724	23.1	6.63	79.3	651
13.01 - 13.50	191	50,409,907	15.5	6.82	78.5	645
13.51 - 14.00	159	44,413,941	13.7	7.09	79.9	639
14.01 - 14.50	69	20,205,768	6.2	7.29	81.7	639
14.51 - 15.00	56	13,004,497	4.0	7.80	82.8	643
15.01 - 15.50	20	4,241,801	1.3	8.28	81.6	631
15.51 - 16.00	4	1,636,010	0.5	8.69	82.8	642
16.01 - 16.25	1	220,400	0.1	9.25	95.0	615
Total:	1,165	325,189,954	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	836,700	0.3	6.51	77.5	669
4.51 - 5.50	53	16,929,821	5.2	5.46	77.1	675
5.51 - 6.00	155	47,365,640	14.6	5.88	77.7	660
6.01 - 6.50	261	79,561,446	24.5	6.35	78.0	657
6.51 - 7.00	350	96,545,009	29.7	6.82	80.2	651
7.01 - 7.50	189	49,333,027	15.2	7.27	81.2	643
7.51 - 8.00	116	26,859,490	8.3	7.76	82.0	634
8.01 - 8.50	27	5,261,941	1.6	8.25	82.4	638
8.51 - 9.00	8	2,150,180	0.7	8.69	84.1	638
9.01 - 9.25	2	346,700	0.1	9.25	89.5	635
Total:	1,165	325,189,954	100.0	6.68	79.5	652

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	41	13,457,440	4.1	6.60	80.3	659
2.00	418	125,991,684	38.7	6.61	79.3	647
3.00	706	185,740,830	57.1	6.73	79.6	655
Total:	1,165	325,189,954	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	591	159,299,211	49.0	6.68	79.5	658
1.50	339	90,322,453	27.8	6.67	81.1	647
2.00	235	75,568,290	23.2	6.69	77.7	646
Total:	1,165	325,189,954	100.0	6.68	79.5	652

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	26	6,972,607	2.1	6.74	80.0	640
36	6	2,539,249	0.8	6.98	82.6	643
60	1,045	292,064,223	88.7	6.68	79.3	652
120	102	27,854,762	8.5	6.69	80.7	659
Total:	1,179	329,430,841	100.0	6.68	79.5	652